Exhibit 10.1.16

TENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

     THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Tenth Amendment”) dated as of August 6, 2010 is by and among EXAMWORKS, INC., a Delaware corporation (“Parent”), SOUTHWEST MEDICAL EXAMINATION SERVICES, INC., a Texas corporation, THE RICWEL CORPORATION, an Ohio corporation, CFO MEDICAL SERVICES, LLC, a New Jersey limited liability company, DIAGNOSTIC IMAGING INSTITUTE, INC., a Texas corporation, RICWEL OF WEST VIRGINIA, LLC, a West Virginia limited liability company, PACIFIC BILLING SERVICES, INC., a Texas corporation, SET-ASIDE SOLUTIONS, LLC, a Delaware limited liability company, MARQUIS MEDICAL ADMINISTRATORS, INC., a New York corporation, IME SOFTWARE SOLUTIONS, LLC, a Michigan limited liability company, FLORIDA MEDICAL SPECIALISTS, INC., a New Jersey corporation, EXAMWORKS EVALUATIONS OF NEW YORK, LLC, a New York limited liability company, EXAMWORKS CANADA, INC., a Delaware corporation, NETWORK MEDICAL REVIEW COMPANY, LTD., an Illinois corporation, NETWORK MEDICAL MANAGEMENT COMPANY, LTD., an Illinois corporation, INSURANCE APPEALS, LTD., an Illinois corporation, ELITE PHYSICIANS, LTD., an Illinois corporation, WORKERSFIRST, INC., an Illinois corporation, EXIGERE CORPORATION, a Washington corporation (“Exigere” or the “Additional Borrower”) and the subsidiaries of Parent that may from time to time hereafter become parties to the Loan Agreement identified below (all of the foregoing, together with Parent, individually, “Borrower” and collectively, “Borrowers”), FIFTH THIRD BANK, an Ohio banking corporation in its capacity as administrative agent for Lenders identified below (together with its successors and assigns, “Administrative Agent”), and FIFTH THIRD BANK, an Ohio banking corporation in its individual capacity (“Fifth Third”), BANK OF AMERICA, N.A., a national banking association (“Bank of America”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital,” together with Fifth Third and Bank of America, “Lenders”).

RECITALS:

     WHEREAS, certain Borrowers, Administrative Agent, Fifth Third and Bank of America are parties to that certain Loan and Security Agreement dated as of December 18, 2009, as amended pursuant to certain consents and amendments among the parties hereto (as the same may be further amended, supplemented or modified from time to time, collectively with all such consents and amendments, the “Loan Agreement”); all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement; and

     WHEREAS, Borrowers request Administrative Agent and Lenders to consent to certain matters as provided herein, and Borrowers, Administrative Agent and Lenders desire to amend certain provisions of the Loan Agreement, in each case in accordance with, and subject to, the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:

     1. Consent; Joinder.

          a. The Additional Borrower hereby absolutely and unconditionally (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of Borrower under the Loan Agreement and all other Financing Agreements (including, without limitation, the Liabilities), (iii) covenants and agrees to be bound by and adhere to all of the terms, representations, warranties, covenants, waivers, releases, agreements and conditions of or respecting Borrower with respect to the Loan Agreement and the other Financing Agreements, and (iv) collaterally assigns and transfers to Administrative Agent (for the ratable benefit of the Lenders and the Administrative Agent), and hereby grants to Administrative Agent (for the ratable benefit of the Lenders), a continuing security interest in all of the Additional Borrower’s now owned and hereafter acquired or arising assets and other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Liabilities. Any reference to the term “Borrower” or “Borrowers” in the Loan Agreement shall mean and include the Additional Borrower and all other parties identified as a Borrower in the Preamble to this Tenth Amendment.

          b. Subject to the terms and conditions set forth in this Tenth Amendment, and notwithstanding anything in the Loan Agreement and the other Financing Agreements to the contrary, Administrative Agent and Lenders hereby consent to the acquisition by Parent of all of the shares of capital stock of Exigere (the “Exigere Acquisition”), as more fully described in that certain Stock Purchase Agreement (the “Exigere Purchase Agreement”), dated as of August 6, 2010, by and among Parent, Exigere and Robert Smith and Wallace Logie, M.D., the shareholders of Exigere.

     2. Amendments to Loan Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Loan Agreement as follows:

          a. The definition of “Borrower” as set forth in the Preamble to the Loan Agreement is hereby amended by adding a reference to “Exigere Corporation, a Washington corporation” therein.

          b. Section 1.1 of the Loan Agreement is hereby amended as follows:

                    i. the definition of “Acquisitions” therein shall also include the Exigere Acquisition;

                    ii. the definition of “Acquisition Agreement” therein shall also include the Exigere Purchase Agreement;

                    iii. the definition of “Acquisition Documents” therein shall also include the Exigere Purchase Agreement and any applicable bill of sale, assignment and assumption agreement, escrow agreement, real estate contract, special warranty deed, assignment of intellectual property, consulting agreement, management agreement, employment agreement, noncompete agreement, and any and all of the other documents, instruments and agreements executed or delivered in connection therewith or otherwise in connection with the Exigere Acquisition, in each case as the same may be amended or modified in conformity with Section 9.15 of the Loan Agreement;

               iv. the definition of “Intellectual Property Security Agreement” therein shall include any amendment or modification thereof dated as of the Tenth Amendment Effective Date made in connection with this Tenth Amendment;

               v. the definition of “Landlord Waiver” therein shall include, if applicable, the Landlord Waivers dated as of the Tenth Amendment Effective Date, if any, made in connection with this Tenth Amendment; and

               vi. the definition of “Pledge Agreements” therein is hereby amended and restated in its entirety as follows:

               “Pledge Agreements” means, collectively, (a) that certain Pledge Agreement dated as of the Eighth Amendment Effective Date made by Holding Company in favor of Administrative Agent (the “Holding Company Pledge Agreement”), (b) that certain Pledge Agreement dated as of the Ninth Amendment Effective Date made by Holding Company in favor of Administrative Agent (the “Holding Company EW Canada Pledge Agreement”), (c) that certain Pledge Agreement dated as of the Ninth Amendment Effective Date made by ExamWorks Canada in favor of Administrative Agent (the “ExamWorks Canada Pledge Agreement”), (d) that certain Pledge Agreement dated as of December 18, 2009 made by Parent in favor of Administrative Agent (as amended on the Fifth Amendment Effective Date, the Ninth Amendment Effective Date and the Tenth Amendment Effective Date, the “Parent Pledge Agreement”) with respect to all other Borrowers and to which future Subsidiaries of Parent shall become a party in connection with any other Acquisition, and (e) that certain Pledge Agreement dated as of the Ninth Amendment Effective Date made by NMR in favor of Administrative Agent (the “NMR Pledge Agreement”), each in form and substance reasonably satisfactory to Administrative Agent, as each may be amended, restated, reaffirmed, supplemented or otherwise modified from time to time in accordance with its respective terms.

          c. Section 1.1 of the Loan Agreement is hereby further amended by adding the following new defined terms in alphabetical order:

          “Exigere” means Exigere Corporation, a Washington corporation.

          “Tenth Amendment Effective Date” means August 6, 2010.

          d. For clarification, the definition of “Revolving Credit Notes” in Section 2.1(d) of the Loan Agreement is hereby amended to include any amendment or modification thereof dated as of the Tenth Amendment Effective Date made in connection with this Tenth Amendment.

          e. For clarification, the definition of “Term Loan Notes” in Section 2.3(c) of the Loan Agreement is hereby amended to include any amendment or modification thereof dated as of the Tenth Amendment Effective Date made in connection with this Tenth Amendment.

          f. Schedule 4.7 (Borrower Locations) of the Loan Agreement is hereby amended and restated with Schedule 4.7 attached hereto.

          g. Schedule 7.5 (Organizational Numbers) of the Loan Agreement is hereby amended and restated with Schedule 7.5 attached hereto.

          h. Schedule 7.8 (Other Names) of the Loan Agreement is hereby amended and restated with Schedule 7.8 attached hereto.

          i. Schedule 7.16 (Intellectual Property) of the Loan Agreement is hereby amended and restated with Schedule 7.16 attached hereto.

          j. Schedule 9.2 (Certain Unsecured Indebtedness) of the Loan Agreement is hereby amended and restated with Schedule 9.2 attached hereto.

          k. Section 7.1 of the Loan Agreement shall hereafter also reflect that Exigere is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington.

          l. Section 7.7 of the Loan Agreement shall hereafter also reflect that Exigere’s principal place of business and chief executive office is located at 3005 112th Avenue NE, Suite 200, Bellevue, WA 98004 and its State of incorporation is Washington.

          m. Section 7.8 of the Loan Agreement shall hereafter also reflect that Borrower has used the following names: “Exigere” and “Exigere Corporation.”

          n. Section 7.12 of the Loan Agreement shall hereafter also reflect that Exigere is a wholly-owned subsidiary of Parent.

          o. References in Section 8.5 and Section 9.16 of the Loan Agreement to the State of organization of Borrower shall also contain a reference to the State of Washington with respect to Exigere.

     3. No Other Amendments. Notwithstanding the amendments set forth in Section 2 hereof, Holding Company, Parent and the other Borrowers acknowledge and expressly agree that this Tenth Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or further amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Tenth Amendment).

     4. Representations and Warranties. Each of Holding Company, Parent and the other Borrowers hereby represent and warrant to and in favor of the Administrative Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, as follows:

          a. Each representation and warranty set forth in Section 7 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby;

          b. Each of Holding Company, Parent and each of the other Borrowers has the corporate, limited liability company or partnership, as applicable, power and authority (i) to enter into this Tenth Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          c. This Tenth Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of each of Parent, the other Borrowers, Holding Company, and each of this Tenth Amendment and the Loan Agreement constitutes the legal, valid and binding obligations of Parent and the other Borrowers (and each of this Tenth Amendment and the Financing Agreements to which Holding Company is a party constitutes the legal, valid and binding obligations of Holding Company), enforceable against Parent, the other Borrowers, and Holding Company, respectively, in accordance with their respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors’ rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of Holding Company, Parent or such other Borrower);

          d. The execution and delivery of this Tenth Amendment and performance by Parent and each other Borrower and, as applicable, Holding Company, under this Tenth Amendment, the Loan Agreement and each of the other Financing Agreements to which each is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Parent, such other Borrower, or Holding Company which has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Parent, each other Borrower, or Holding Company, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Parent, any other Borrower, or Holding Company is party or by which Parent’s, any other Borrower’s, or Holding Company’s respective assets or properties are bound;

          e. No Default or Event of Default exists before or will result after giving effect to this Tenth Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect;

          f. The legal name of Exigere is “Exigere Corporation” and its organizational number assigned by the Washington Secretary of State is 601754112;

          g. With respect to the Exigere Acquisition, each of the conditions precedent identified on Exhibit C attached to the Loan Agreement have previously been satisfied or will be satisfied concurrently with the execution and delivery of this Tenth Amendment or as provided in Section 14 hereof as post closing matters; and

          h. The “Collateral” (as defined in the Loan Agreement) shall hereafter also include, without limitation, each of the assets of Exigere, and the Administrative Agent (for the ratable benefit of the Lenders and the Administrative Agent) has a first priority perfected security interest in all such Collateral (subject only to Permitted Liens).

     5. Conditions Precedent to Effectiveness of this Tenth Amendment. The consent and amendments contained in Section 1 and Section 2 of this Tenth Amendment shall become effective on the date hereof subject to satisfaction of each of the following:

          a. all of the representations and warranties of Parent, each of the other Borrowers, and Holding Company under Section 4 hereof, which are made as of the date hereof, being true and correct;

          b. receipt by Administrative Agent of duly executed signature pages to this Tenth Amendment from each of Parent, each of the other Borrowers, Holding Company and Lenders;

          c. receipt by Administrative Agent of such duly executed and delivered resolutions (including with respect to authorizing or ratifying the execution, delivery and performance by Parent, each of the other Borrowers and Holding Company of this Tenth Amendment and, as applicable, that certain Third Amendment and Reaffirmation of Parent Pledge Agreement, dated as of the date hereof (the “Third Amendment to Parent Pledge Agreement”) and any other Financing Agreement to which Parent, any of the other Borrowers and Holding Company is a party, and including with respect to the underlying Loan Agreement as amended by this Tenth Amendment with respect to Exigere), certified by a Duly Authorized Officer of Parent, each of the other Borrowers and Holding Company, certified Organization Documents, good standing certificates, secretary’s certificates, closing condition certificates and such other related certificates and documents (if any), with respect to Parent and the other Borrowers reasonably required by Administrative Agent in connection with this Tenth Amendment (each of which must be in form and substance reasonably satisfactory to the Administrative Agent);

          d. receipt by Administrative Agent of true, correct and complete duly executed copies of each of the following: (i) a Fourth Modification to Revolving Credit Note by Borrowers with respect to the Revolving Credit Note of each of Fifth Third and Bank of America, respectively; (ii) a Fifth Modification to Term Loan Note by Borrowers with respect to the Term Loan Note of each of Fifth Third and Bank of America, respectively; (iii) a Second

Modification to Revolving Credit Note by Borrowers with respect to the Revolving Credit Note of GE Capital; (iv) a Second Modification to Term Loan Note by Borrowers with respect to the Term Loan Note of GE Capital; (v) the Third Amendment to Parent Pledge Agreement by Parent in favor of Administrative Agent (together with original stock certificate(s) and assignment(s) separate from certificate); and (vi) a Fourth Amendment to Intellectual Property Security Agreement;

          e. Certificates of Insurance in form and substance satisfactory to Administrative Agent, from Borrowers’ insurance carriers reflecting (i) the addition of Exigere as a co-borrower (together with a Loss Payable Endorsement signed by the applicable insurance agent), (ii) Administrative Agent as additional insured and “lender’s loss payee” thereunder, and (iii) increased insurance coverage as a result of the acquisition contemplated hereby;

          f. receipt of UCC tax, lien, pending suit and judgment searches for Exigere (and, in each case, under each respective trade name used during the prior five years), each dated a date reasonably near to the Tenth Amendment Effective Date in all jurisdictions as reasonably required by Administrative Agent, respectively, the results of which shall be satisfactory to Administrative Agent in its sole and absolute determination;

          g. receipt of authorization to file UCC Financing Statements, and UCC Financing Statements, as requested by Administrative Agent, naming Exigere as debtor and Administrative Agent as secured party with respect to Exigere’s Collateral, shall have been filed with the Washington Secretary of State;

          h. receipt of authorization to file UCC Financing Statements, and UCC Financing Statements (or amendments thereto), as requested by Administrative Agent, naming Parent as debtor and Administrative Agent as secured party with respect to the equity of Exigere owned by Parent, shall have been filed with the Delaware Secretary of State;

          i. receipt by Administrative Agent of reasonably satisfactory evidence that any necessary authorizations, including all necessary consents and regulatory approvals necessary, or in the reasonable discretion of, the Administrative Agent, advisable for the closing of the Exigere Acquisition have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of Parent or any of the other Borrowers, threatened reversal or cancellation, and Administrative Agent shall have received a certificate of a Duly Authorized Officer so stating;

          j. receipt by Administrative Agent of true, correct and complete duly executed copies of the Exigere Purchase Agreement and the other material Acquisition Documents relating to the Exigere Acquisition, including, without limitation, any disclosure schedules, bill of sale, assignment and assumption agreement, intellectual property assignment agreement, legal opinions (with customary lender reliance language), escrow agreement and Landlord Waiver executed or delivered in connection therewith;

          k. receipt by Administrative Agent of evidence, in form and substance reasonably satisfactory to it, of the simultaneous consummation of the Exigere Acquisition on terms and conditions set forth in the Exigere Purchase Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

          l. receipt by Administrative Agent of a duly completed Compliance Certificate as of the fiscal quarter of Borrower ending June 30, 2010, after giving pro forma effect to all Loans to be made on the date hereof and the consummation of the Exigere Acquisition, signed by a Duly Authorized Officer of Parent;

          m. Administrative Agent’s completion of due diligence relating to the Exigere Acquisition, the results of which shall be reasonably satisfactory to Administrative Agent;

          n. if applicable, Administrative Agent shall have received a payoff letter from any secured lender to Exigere (including, without limitation, US Bank National Association and US Bancorp), each in form and substance reasonably satisfactory to Administrative Agent (together with applicable UCC termination statements, trademark releases and copyright releases necessary to release all Liens (other than Permitted Liens) and other rights in favor of any Person (other than Administrative Agent (for the ratable benefit of Lenders and Administrative Agent)), if any, in any of the Collateral (which shall include the assets purchased Parent pursuant to the Exigere Purchase Agreement), and other documents as Administrative Agent reasonably deems necessary or appropriate, which shall have been filed in all jurisdictions that Administrative Agent reasonably deems necessary or advisable;

          o. receipt by Administrative Agent of evidence that the Liens in favor of Administrative Agent are valid, enforceable and properly perfected in a manner reasonably acceptable to Administrative Agent;

          p. receipt by Administrative Agent of all financial information, studies, materials, due diligence results, management reports and related documentation as required pursuant to Exhibit C to the Loan Agreement;

          q. receipt by Administrative Agent of a fully-completed and duly executed Notice of Borrowing (together with a flow of funds) with respect to the Exigere Acquisition and this Tenth Amendment;

          r. receipt by Administrative Agent of a fully-completed and duly executed Borrowing Base Certificate as of June 30, 2010;

          s. receipt by Administrative Agent from Borrowers of payment of the Term Draw Fee for the Lenders;

          t. receipt by Administrative Agent of the invoiced amount of the reasonable fees and out-of-pocket costs and expenses of counsel to Administrative Agent in connection with this Tenth Amendment pursuant to Section 8 hereof and otherwise due and owing pursuant to the Loan Agreement;

          u. receipt by Administrative Agent of certified copies of all documents evidencing Borrowers’ receipt of or satisfaction with any necessary consents, regulatory approvals and any other governmental approvals, if any, with respect to this Tenth Amendment and any other documents provided for herein or to be executed by any Borrower or Holding Company; and

          v. receipt by Administrative Agent of such other assurances, certificates, schedules, exhibits, documents, consents or opinions as Administrative Agent or the Required Lenders reasonably may require, if any.

     6. Reaffirmation; References to Loan Agreement.

          a. Each Borrower and Holding Company acknowledges and agrees that all of their respective obligations and Liabilities under the Loan Agreement and the Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Tenth Amendment.

          b. Upon the effectiveness of this Tenth Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Tenth Amendment.

          c. The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower or Holding Company of any provision or term of the Loan Agreement, this Tenth Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Tenth Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent (and, if applicable, Required Lenders), suspend, waive or affect any other breach of this Tenth Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower or Holding Company contained in this Tenth Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent and (ii) delivered to Parent. In no event shall Administrative Agent’s execution and delivery of this Tenth Amendment establish a course of dealing among Administrative Agent, Holding Company, Parent or any other Borrower or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or, if at any time applicable, waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Tenth Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein); or (y) to prejudice any right or remedy which Administrative Agent may now have under or in connection with the Loan Agreement or any of the Financing Agreements.

     d. Except as expressly provided herein, the Loan Agreement and all Financing Agreements shall remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects.

     7. Release.

          a. In consideration of, among other things, the consent, waiver and amendments provided for herein, and for other good and valuable consideration, as of the date hereof, Holding Company, Parent and each other Borrower (on behalf of themselves and their respective Subsidiaries and Affiliates), their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under the above, for their past, present and future employees, members, managers, partners, agents, representatives, officers, directors, shareholders and trustees (all collectively, with Holding Company, Parent and each other Borrower, the “Releasing Parties”), do hereby unconditionally, irrevocably and forever remise, satisfy, acquit, release and discharge the Administrative Agent and Lenders and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the Administrative Agent and Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event, action or omission or any other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Tenth Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. Each Borrower, Parent, and Holding Company acknowledges that Administrative Agent is specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent in entering into this Tenth Amendment.

          b. Each of Holding Company, Parent and each other Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against the Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Each of Holding Company, Parent and each other Borrower hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Tenth Amendment (and without which the consent and amendments in Section 1 and Section 2 hereof would not have been agreed to by Administrative Agent and Lenders).

     8. Costs, Expenses and Taxes. Without limiting the obligation of Borrowers to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, as amended by this Tenth Amendment, Borrowers agree to pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Tenth Amendment and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.

     9. Counterparts. This Tenth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     10. Governing Law. This Tenth Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles.

     11. Financing Agreement. This Tenth Amendment shall constitute a Financing Agreement.

     12. Severability; Faxes. Any provision of this Tenth Amendment which is prohibited or unenforceable for any reason shall be ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.

     13. Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither Holding Company, Parent nor any other Borrower may assign any of its respective rights or obligations under this Tenth Amendment without the prior written consent of Administrative Agent.

     14. Additional Covenants. Parent and the other Borrowers covenant and agree to deliver or cause to be delivered to Administrative Agent:

          a. a certified copy of the amended and restated charter of Exigere within seven (7) Business Days of the Tenth Amendment Effective Date.

[Remainder of page intentionally blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Tenth Amendment to Loan and Security Agreement as of the day and year first above written.

EXAMWORKS, INC.

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

SOUTHWEST MEDICAL EXAMINATION
SERVICES, INC.
THE RICWEL CORPORATION
DIAGNOSTIC IMAGING INSTITUTE, INC.
PACIFIC BILLING SERVICES, INC.
MARQUIS MEDICAL ADMINISTRATORS, INC.
FLORIDA MEDICAL SPECIALISTS, INC.
EXAMWORKS CANADA, INC.
NETWORK MEDICAL REVIEW COMPANY,
LTD.
NETWORK MEDICAL MANAGEMENT
COMPANY, LTD.
INSURANCE APPEALS, LTD.
ELITE PHYSICIANS, LTD.
WORKERS FIRST, INC.
EXIGERE CORPORATION

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

CFO MEDICAL SERVICES, LLC
RICWEL OF WEST VIRGINIA, LLC

By: ExamWorks, Inc., its sole member and manager

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

EXAMWORKS, INC.
TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

SET-ASIDE SOLUTIONS, LLC
IME SOFTWARE SOLUTIONS, LLC
EXAMWORKS EVALUATIONS OF NEW
YORK, LLC

By: ExamWorks, Inc., its sole member

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

EXAMWORKS, INC.
TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

Acknowledged and Agreed:

EXAMWORKS GROUP, INC.

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its:	Senior Vice President, Chief Financial
Officer and Treasurer

EXAMWORKS, INC.
TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

FIFTH THIRD BANK,
as Administrative Agent and a Lender

By:	/s/ Philip Renwick
Philip Renwick
Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Shawn Janko
Shawn Janko
Senior Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION,
as a Lender

By:	/s/ W. Grant Johnston
Grant Johnston
Duly Authorized Signatory

EXAMWORKS, INC.
TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT